CNA Financial Corporation

Supplemental Financial Information

June 30, 2013

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

CNA Financial Corporation
Table of Contents
June 30, 2013

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty, CNA Commercial and Hardy. Hardy was acquired on July 2, 2012.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the 2012 Form 10-K for further discussion of this measure.

•
In the evaluation of the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav)	Six Months		Fav / (Unfav)
(In millions)	2013	2012	% Change	2013	2012	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,800	$1,668	8%	$3,564	$3,317	7%
Net investment income	578	470	23	1,211	1,118	8
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(16)	(12)	(33)	(34)	(27)	(26)
Portion of OTTI recognized in Other comprehensive income (loss)	—	(11)	N/M	—	(23)	N/M
Net OTTI losses recognized in earnings	(16)	(23)	30	(34)	(50)	32
Other net realized investment gains (losses)	2	45	(96)	48	108	(56)
Net realized investment gains (losses)	(14)	22	(164)	14	58	(76)
Other revenues	129	86	50	207	154	34
Total revenues	2,493	2,246	11	4,996	4,647	8
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,521	1,348	(13)	2,950	2,729	(8)
Amortization of deferred acquisition costs	335	309	(8)	663	604	(10)
Other operating expenses	320	316	(1)	661	635	(4)
Interest	41	43	5	83	85	2
Total claims, benefits and expenses	2,217	2,016	(10)	4,357	4,053	(8)
Income (loss) before income tax	276	230	20	639	594	8
Income tax (expense) benefit	(82)	(64)	(28)	(195)	(178)	(10)
Net income (loss)	$194	$166	17%	$444	$416	7%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss), Per Share Data and Return on Equity

PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions, except per share data)	2013	2012	2013	2012
COMPONENTS OF INCOME (LOSS)
Net operating income (loss)	$204	$152	$435	$378
Net realized investment gains (losses)	(10)	14	9	38
Income (loss)	$194	$166	$444	$416

DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss)	$0.75	$0.56	$1.61	$1.40
Net realized investment gains (losses)	(0.03)	0.06	0.03	0.14
Diluted earnings (loss) per share	$0.72	$0.62	$1.64	$1.54

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.7	269.4	269.6	269.4
Diluted	270.1	269.8	270.0	269.7

RETURN ON EQUITY
Net income (loss) (1)	6.4%	5.5%	7.3%	7.0%
Net operating income (loss) (2)	6.9	5.4	7.5	6.8
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2013	December 31, 2012
Total assets	$57,567	$58,522
Insurance reserves	39,128	40,005
Debt	2,571	2,570
Total liabilities	45,623	46,208
Accumulated other comprehensive income (loss)	126	831
Total stockholders' equity	11,944	12,314

Book value per common share	$44.29	$45.71
Book value per common share excluding AOCI	$43.81	$42.62

Outstanding shares of common stock (in millions of shares)	269.7	269.4

THREE MONTHS ENDED JUNE 30 (In millions)	2013	2012
Net cash flows provided (used) by operating activities	$378	$306
Net cash flows provided (used) by investing activities	(310)	(223)
Net cash flows provided (used) by financing activities	(71)	(41)
Net cash flows provided (used) by operating, investing and financing activities	$(3)	$42

SIX MONTHS ENDED JUNE 30 (In millions)	2013	2012
Net cash flows provided (used) by operating activities	$569	$618
Net cash flows provided (used) by investing activities	(471)	(510)
Net cash flows provided (used) by financing activities	(127)	(83)
Net cash flows provided (used) by operating, investing and financing activities	$(29)	$25

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED JUNE 30, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,807	$11,105	$470	$18,382	$3,031	$3,098	$24,511
Ceded	654	1,120	212	1,986	487	2,597	5,070
Net	6,153	9,985	258	16,396	2,544	501	19,441

Net incurred claim & claim adjustment expenses	452	643	41	1,136	216	(2)	1,350
Net claim & claim adjustment expense payments	(409)	(744)	(46)	(1,199)	(158)	(13)	(1,370)
Foreign currency translation adjustment and other	(5)	(11)	(3)	(19)	(48)	1	(66)

Claim & claim adjustment expense reserves, end of period
Net	6,191	9,873	250	16,314	2,554	487	19,355
Ceded	686	1,100	197	1,983	477	2,524	4,984
Gross	$6,877	$10,973	$447	$18,297	$3,031	$3,011	$24,339

SIX MONTHS ENDED JUNE 30, 2013 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,748	$11,326	$521	$18,595	$3,006	$3,162	$24,763
Ceded	636	1,115	247	1,998	478	2,650	5,126
Net	6,112	10,211	274	16,597	2,528	512	19,637

Net incurred claim & claim adjustment expenses	917	1,244	72	2,233	395	2	2,630
Net claim & claim adjustment expense payments	(814)	(1,556)	(84)	(2,454)	(318)	(26)	(2,798)
Foreign currency translation adjustment and other	(24)	(26)	(12)	(62)	(51)	(1)	(114)

Claim & claim adjustment expense reserves, end of period
Net	6,191	9,873	250	16,314	2,554	487	19,355
Ceded	686	1,100	197	1,983	477	2,524	4,984
Gross	$6,877	$10,973	$447	$18,297	$3,031	$3,011	$24,339

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	June 30, 2013		March 31, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,788	$1,679	$22,354	$2,544	$22,236	$2,677
States, municipalities and political subdivisions:
Tax-exempt	6,871	211	6,759	641	6,605	720
Taxable	3,868	430	4,189	708	4,178	691
Total states, municipalities and political subdivisions	10,739	641	10,948	1,349	10,783	1,411
Asset-backed:
RMBS	5,096	65	5,683	165	5,920	175
CMBS	2,009	68	1,990	137	1,822	130
Other ABS	947	14	955	23	952	23
Total asset-backed	8,052	147	8,628	325	8,694	328
U.S. Treasury and obligations of government-sponsored enterprises	176	9	181	11	182	10
Foreign government	544	16	552	24	613	25
Redeemable preferred stock	132	11	136	13	125	12
Total fixed maturity securities	41,431	2,503	42,799	4,266	42,633	4,463
Equities	199	14	201	24	249	21
Limited partnership investments	2,665	—	2,564	—	2,462	—
Other invested assets	36	—	49	—	59	—
Mortgage loans	437	—	425	—	401	—
Short term investments	1,531	(1)	1,555	1	1,832	(1)
Total investments	$46,299	$2,516	$47,593	$4,291	$47,636	$4,483

Net receivable/(payable) on investment activity	$(186)	$—	$20	$—	$(22)	$—

Effective portfolio duration (in years)	6.7		6.6		6.5
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2013		March 31, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,025	$583	$14,108	$965	$13,959	$977
States, municipalities and political subdivisions:
Tax-exempt	2,355	55	2,208	129	2,117	143
Taxable	2,038	189	2,242	327	2,233	316
Total states, municipalities and political subdivisions	4,393	244	4,450	456	4,350	459
Asset-backed:
RMBS	4,754	51	5,294	142	5,515	155
CMBS	1,737	50	1,710	107	1,572	105
Other ABS	836	14	858	21	915	21
Total asset-backed	7,327	115	7,862	270	8,002	281
U.S. Treasury and obligations of government-sponsored enterprises	153	2	158	2	159	2
Foreign government	539	15	547	23	608	23
Redeemable preferred stock	34	—	35	—	35	1
Total fixed maturity securities	26,471	959	27,160	1,716	27,113	1,743
Equities	73	11	78	19	90	17
Limited partnership investments	2,665	—	2,564	—	2,462	—
Other invested assets	36	—	49	—	59	—
Mortgage loans	418	—	405	—	382	—
Short term investments	1,430	—	1,445	1	1,762	(1)
Total investments	$31,093	$970	$31,701	$1,736	$31,868	$1,759

Net receivable/(payable) on investment activity	$(111)	$—	$46	$—	$(22)	$—

Effective portfolio duration (in years)	4.3		4.1		3.9
Weighted average rating of fixed maturity securities	A		A		A

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	June 30, 2013		March 31, 2013		December 31, 2012
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,763	$1,096	$8,246	$1,579	$8,277	$1,700
States, municipalities and political subdivisions:
Tax-exempt	4,516	156	4,551	512	4,488	577
Taxable	1,830	241	1,947	381	1,945	375
Total states, municipalities and political subdivisions	6,346	397	6,498	893	6,433	952
Asset-backed:
RMBS	342	14	389	23	405	20
CMBS	272	18	280	30	250	25
Other ABS	111	—	97	2	37	2
Total asset-backed	725	32	766	55	692	47
U.S. Treasury and obligations of government-sponsored enterprises	23	7	23	9	23	8
Foreign government	5	1	5	1	5	2
Redeemable preferred stock	98	11	101	13	90	11
Total fixed maturity securities	14,960	1,544	15,639	2,550	15,520	2,720
Equities	126	3	123	5	159	4
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	19	—	20	—	19	—
Short term investments	101	(1)	110	—	70	—
Total investments	$15,206	$1,546	$15,892	$2,555	$15,768	$2,724

Net receivable/(payable) on investment activity	$(75)	$—	$(26)	$—	$—	$—

Effective portfolio duration (in years)	11.2		11.1		11.3
Weighted average rating of fixed maturity securities	A		A		A

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating (1)
June 30, 2013

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$307	$12	$1,289	$86	$7,089	$734	$10,846	$751	$2,257	$96	$21,788	$1,679
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,071	48	4,070	127	1,665	38	30	(1)	35	(1)	6,871	211
Taxable	—	—	545	57	2,568	281	755	92	—	—	—	—	3,868	430
Total states, municipalities and political subdivisions	—	—	1,616	105	6,638	408	2,420	130	30	(1)	35	(1)	10,739	641
Asset-backed:
RMBS	3,414	25	120	—	151	(1)	196	—	135	(6)	1,080	47	5,096	65
CMBS	80	2	501	15	377	14	394	8	300	14	357	15	2,009	68
Other ABS	—	—	289	7	274	5	325	2	59	—	—	—	947	14
Total asset-backed	3,494	27	910	22	802	18	915	10	494	8	1,437	62	8,052	147
U.S. Treasury and obligations of government-sponsored enterprises	176	9	—	—	—	—	—	—	—	—	—	—	176	9
Foreign government	—	—	215	8	237	5	92	3	—	—	—	—	544	16
Redeemable preferred stock	—	—	—	—	—	—	—	—	90	10	42	1	132	11
Total fixed maturity securities	$3,670	$36	$3,048	$147	$8,966	$517	$10,516	$877	$11,460	$768	$3,771	$158	$41,431	$2,503

Percentage of total fixed maturity securities	9%		7%		22%		25%		28%		9%		100%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Consolidated - Results of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav) % Change	Six Months		Fav / (Unfav) % Change
(In millions)	2013	2012		2013	2012
Operating revenues:
Net earned premiums	$1,800	$1,668	8%	$3,564	$3,317	7%
Net investment income	578	470	23	1,211	1,118	8
Other revenues	129	86	50	207	154	34
Total operating revenues	2,507	2,224	13	4,982	4,589	9
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,515	1,342	(13)	2,940	2,720	(8)
Policyholders' dividends	6	6	—	10	9	(11)
Amortization of deferred acquisition costs	335	309	(8)	663	604	(10)
Other insurance related expenses	253	248	(2)	515	498	(3)
Other expenses	108	111	3	229	222	(3)
Total claims, benefits and expenses	2,217	2,016	(10)	4,357	4,053	(8)
Operating income (loss) before income tax	290	208	39	625	536	17
Income tax (expense) benefit on operating income (loss)	(86)	(56)	(54)	(190)	(158)	(20)
Net operating income (loss)	204	152	34	435	378	15
Net realized investment gains (losses), pre-tax	(14)	22	(164)	14	58	(76)
Income tax (expense) benefit on net realized investment gains (losses)	4	(8)	150	(5)	(20)	75
Net realized investment gains (losses)	(10)	14	(171)	9	38	(76)
Net income (loss)	$194	$166	17%	$444	$416	7%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty - Results of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav) % Change	Six Months		Fav / (Unfav) % Change
(In millions)	2013	2012		2013	2012
Gross written premiums	$2,392	$2,150	11%	$4,776	$4,310	11%
Net written premiums	1,720	1,607	7	3,496	3,215	9
Operating revenues:
Net earned premiums	1,662	1,528	9	3,286	3,037	8
Net investment income	363	263	38	784	703	12
Other revenues	127	68	87	198	133	49
Total operating revenues	2,152	1,859	16	4,268	3,873	10
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,137	1,039	(9)	2,233	2,074	(8)
Policyholders' dividends	3	4	25	6	5	(20)
Amortization of deferred acquisition costs	329	301	(9)	649	588	(10)
Other insurance related expenses	220	212	(4)	450	428	(5)
Other expenses	68	60	(13)	138	117	(18)
Total claims, benefits and expenses	1,757	1,616	(9)	3,476	3,212	(8)
Operating income (loss) before income tax	395	243	63	792	661	20
Income tax (expense) benefit on operating income (loss)	(137)	(80)	(71)	(277)	(227)	(22)
Net operating income (loss)	258	163	58	515	434	19
Net realized investment gains (losses), pre-tax	(17)	21	(181)	(9)	40	(123)
Income tax (expense) benefit on net realized investment gains (losses)	5	(7)	171	3	(13)	123
Net realized investment gains (losses)	(12)	14	(186)	(6)	27	(122)
Net income (loss)	$246	$177	39%	$509	$461	10%
PRODUCTION METRICS
Rate	8%	6%		8%	5%
Retention	77%	80%		79%	81%
New Business (Specialty and Commercial only)	$284	$306		$592	$637
FINANCIAL RATIOS
Loss & LAE	68.4%	67.9%		67.9%	68.2%
Acquisition expense	19.5	18.9		19.4	18.9
Underwriting expense	13.4	14.6		14.0	14.5
Expense	32.9	33.5		33.4	33.4
Dividend	0.2	0.3		0.2	0.2
Combined ratio	101.5%	101.7%		101.5%	101.8%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$65	$68		$104	$96
Impact on loss & LAE ratio	3.9%	4.4%		3.2%	3.2%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(2)	$(48)		$(29)	$(68)
Prior year premium development	(8)	(24)		(22)	(50)
Other (1)	6	5		12	11
Total development & other	$(4)	$(67)		$(39)	$(107)
Impact of development & other on loss & LAE ratio	—%	(3.9)%		(1.0)%	(3.1)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Specialty - Results of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav) % Change	Six Months		Fav / (Unfav) % Change
(In millions)	2013	2012		2013	2012
Gross written premiums	$1,295	$1,186	9%	$2,612	$2,459	6%
Net written premiums	756	718	5	1,559	1,483	5
Operating revenues:
Net earned premiums	746	719	4	1,469	1,425	3
Net investment income	151	112	35	321	287	12
Other revenues	63	57	11	123	113	9
Total operating revenues	960	888	8	1,913	1,825	5
Claims, Benefits and Expenses:
Net incurred claims and benefits	452	448	(1)	917	916	—
Policyholders' dividends	1	1	—	2	(1)	N/M
Amortization of deferred acquisition costs	156	154	(1)	306	302	(1)
Other insurance related expenses	65	77	16	136	149	9
Other expenses	60	50	(20)	114	100	(14)
Total claims, benefits and expenses	734	730	(1)	1,475	1,466	(1)
Operating income (loss) before income tax	226	158	43	438	359	22
Income tax (expense) benefit on operating income (loss)	(78)	(52)	(50)	(150)	(121)	(24)
Net operating income (loss)	148	106	40	288	238	21
Net realized investment gains (losses), pre-tax	(6)	8	(175)	(3)	16	(119)
Income tax (expense) benefit on net realized investment gains (losses)	2	(2)	N/M	1	(4)	125
Net realized investment gains (losses)	(4)	6	(167)	(2)	12	(117)
Net income (loss)	$144	$112	29%	$286	$250	14%
PRODUCTION METRICS
Rate	7%	5%		7%	4%
Retention	84%	86%		85%	86%
New Business	$99	$99		$199	$209
FINANCIAL RATIOS
Loss & LAE	60.6%	62.2%		62.4%	64.2%
Acquisition expense	19.4	20.4		19.6	20.0
Underwriting expense	10.3	11.7		10.5	11.7
Expense	29.7	32.1		30.1	31.7
Dividend	0.1	0.1		0.2	(0.1)
Combined ratio	90.4%	94.4%		92.7%	95.8%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$6	$3		$7	$5
Impact on loss & LAE ratio	0.7%	0.4%		0.5%	0.3%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(41)	$(35)		$(56)	$(41)
Prior year premium development	(5)	(5)		(13)	(14)
Other (1)	—	—		—	—
Total development & other	$(46)	$(40)		$(69)	$(55)
Impact of development & other on loss & LAE ratio	(5.9)%	(5.3)%		(4.5)%	(3.6)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Commercial - Results of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav) % Change	Six Months		Fav / (Unfav) % Change
(In millions)	2013	2012		2013	2012
Gross written premiums	$950	$964	(1)%	$1,910	$1,851	3%
Net written premiums	826	889	(7)	1,744	1,732	1
Operating revenues:
Net earned premiums	840	809	4	1,677	1,612	4
Net investment income	211	151	40	461	416	11
Other revenues	65	11	N/M	75	20	N/M
Total operating revenues	1,116	971	15	2,213	2,048	8
Claims, Benefits and Expenses:
Net incurred claims and benefits	644	591	(9)	1,244	1,158	(7)
Policyholders' dividends	2	3	33	4	6	33
Amortization of deferred acquisition costs	153	147	(4)	302	286	(6)
Other insurance related expenses	142	135	(5)	285	279	(2)
Other expenses	2	10	80	11	17	35
Total claims, benefits and expenses	943	886	(6)	1,846	1,746	(6)
Operating income (loss) before income tax	173	85	104	367	302	22
Income tax (expense) benefit on operating income (loss)	(61)	(28)	(118)	(130)	(106)	(23)
Net operating income (loss)	112	57	96	237	196	21
Net realized investment gains (losses), pre-tax	(12)	13	(192)	(8)	24	(133)
Income tax (expense) benefit on net realized investment gains (losses)	4	(5)	180	3	(9)	133
Net realized investment gains (losses)	(8)	8	N/M	(5)	15	(133)
Net income (loss)	$104	$65	60%	$232	$211	10%
PRODUCTION METRICS
Rate	9%	7%		9%	6%
Retention	75%	77%		76%	77%
New Business	$185	$207		$393	$428
FINANCIAL RATIOS
Loss & LAE	76.5%	72.9%		74.1%	71.8%
Acquisition expense	18.9	17.5		18.6	17.9
Underwriting expense	16.0	17.3		16.4	17.1
Expense	34.9	34.8		35.0	35.0
Dividend	0.3	0.4		0.2	0.4
Combined ratio	111.7%	108.1%		109.3%	107.2%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$59	$65		$97	$91
Impact on loss & LAE ratio	7.1%	8.0%		5.8%	5.6%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$27	$(13)		$16	$(27)
Prior year premium development	(5)	(19)		(15)	(36)
Other (1)	6	5		12	11
Total development & other	$28	$(27)		$13	$(52)
Impact of development & other on loss & LAE ratio	3.4%	(2.8)%		1.0%	(2.6)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Hardy - Results of Operations

PERIODS ENDED JUNE 30	Three Months	Six Months
(In millions)	2013	2013
Gross written premiums	$147	$254
Net written premiums	138	193
Operating revenues:
Net earned premiums	76	140
Net investment income	1	2
Other revenues	(1)	—
Total operating revenues	76	142
Claims, Benefits and Expenses:
Net incurred claims and benefits	41	72
Policyholders' dividends	—	—
Amortization of deferred acquisition costs	20	41
Other insurance related expenses	13	29
Other expenses	6	13
Total claims, benefits and expenses	80	155
Operating income (loss) before income tax	(4)	(13)
Income tax (expense) benefit on operating income (loss)	2	3
Net operating income (loss)	(2)	(10)
Net realized investment gains (losses), pre-tax	1	2
Income tax (expense) benefit on net realized investment gains (losses)	(1)	(1)
Net realized investment gains (losses)	—	1
Net income (loss)	$(2)	$(9)
PRODUCTION METRICS
Rate	(1)%	—%
Retention	64%	67%
FINANCIAL RATIOS
Loss & LAE	53.9%	51.5%
Acquisition expense	26.1	28.2
Underwriting expense	18.4	21.9
Expense	44.5	50.1
Dividend	—	—
Combined ratio	98.4%	101.6%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$—	$—
Impact on loss & LAE ratio	—%	—%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$12	$11
Prior year premium development	2	6
Other (1)	—	—
Total development & other	$14	$17
Impact of development & other on loss & LAE ratio	17.4%	10.0%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core - Results of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav) % Change		Six Months		Fav / (Unfav) % Change
(In millions)	2013	2012			2013	2012
Operating revenues:
Net earned premiums	$138	$139	(1)%		$279	$280	—%
Net investment income	207	201	3		411	399	3
Other revenues	1	16	(94)		5	14	(64)
Total operating revenues	346	356	(3)		695	693	—
Claims, Benefits and Expenses:
Net incurred claims and benefits	380	323	(18)		705	659	(7)
Policyholders' dividends	3	2	(50)		4	4	—
Amortization of deferred acquisition costs	6	8	25		14	16	13
Other insurance related expenses	33	36	8		66	71	7
Other expenses	2	4	50		7	10	30
Total claims, benefits and expenses	424	373	(14)		796	760	(5)
Operating income (loss) before income tax	(78)	(17)	N/M		(101)	(67)	(51)
Income tax (expense) benefit on operating income (loss)	42	20	110		65	51	27
Net operating income (loss)	(36)	3	N/M		(36)	(16)	(125)
Net realized investment gains (losses), pre-tax	—	4	N/M		14	17	(18)
Income tax (expense) benefit on net realized investment gains (losses)	—	(1)	N/M		(5)	(6)	17
Net realized investment gains (losses)	—	3	N/M		9	11	(18)
Net income (loss)	$(36)	$6	N/M	%	$(27)	$(5)	N/M	%

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core - Results of Operations

PERIODS ENDED JUNE 30	Three Months		Fav / (Unfav) % Change		Six Months		Fav / (Unfav) % Change
(In millions)	2013	2012			2013	2012
Operating revenues:
Net earned premiums	$—	$1	N/M	%	$(1)	$—	N/M	%
Net investment income	8	6	33		16	16	—
Other revenues	1	2	(50)		4	7	(43)
Total operating revenues	9	9	—		19	23	(17)
Claims, Benefits and Expenses:
Net incurred claims and benefits	(2)	(20)	(90)		2	(13)	(115)
Policyholders' dividends	—	—	N/M		—	—	N/M
Amortization of deferred acquisition costs	—	—	N/M		—	—	N/M
Other insurance related expenses	—	—	N/M		(1)	(1)	—
Other expenses	38	47	19		84	95	12
Total claims, benefits and expenses	36	27	(33)		85	81	(5)
Operating income (loss) before income tax	(27)	(18)	(50)		(66)	(58)	(14)
Income tax (expense) benefit on operating income (loss)	9	4	125		22	18	22
Net operating income (loss)	(18)	(14)	(29)		(44)	(40)	(10)
Net realized investment gains (losses), pre-tax	3	(3)	N/M		9	1	N/M
Income tax (expense) benefit on net realized investment gains (losses)	(1)	—	N/M		(3)	(1)	N/M
Net realized investment gains (losses)	2	(3)	167		6	—	N/M
Net income (loss)	$(16)	$(17)	6%		$(38)	$(40)	5%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	Consolidated
PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$498	$505	$997	$1,021
Limited partnership investments	79	(35)	210	95
Other	1	—	4	2
Net investment income	$578	$470	$1,211	$1,118
Average amortized cost of fixed maturity securities portfolio	$38,571	$37,794	$38,496	$37,742
Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.2%	5.3%	5.2%	5.4%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.6%	3.7%	3.6%	3.7%

	Property & Casualty and Corporate and Other Non-Core
PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$289	$303	$585	$621
Limited partnership investments	78	(35)	209	95
Other	4	1	6	3
Net investment income	$371	$269	$800	$719
Average amortized cost of fixed maturity securities portfolio	$25,331	$25,538	$25,410	$25,622
Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.6%	4.8%	4.6%	4.9%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.1%	3.2%	3.1%	3.3%

	Life & Group Non-Core
PERIODS ENDED JUNE 30	Three Months		Six Months
(In millions)	2013	2012	2013	2012
Fixed maturity securities	$209	$202	$412	$400
Limited partnership investments	1	—	1	—
Other	(3)	(1)	(2)	(1)
Net investment income	$207	$201	$411	$399
Average amortized cost of fixed maturity securities portfolio	$13,240	$12,256	$13,086	$12,120
Effective income yield for the fixed maturity securities portfolio, pretax (1)	6.3%	6.6%	6.3%	6.6%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.5%	4.7%	4.5%	4.7%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIODS ENDED JUNE 30	Three Months			Six Months
Income Statements	(Preliminary) 2013		Fav / (Unfav) % Change	(Preliminary) 2013		Fav / (Unfav) % Change
(In millions)		2012			2012
Combined Continental Casualty Companies
Gross written premiums	$2,196	$2,111	4%	$4,409	$4,221	4%
Net written premiums	1,532	1,571	(2)	3,195	3,134	2

Net earned premiums	1,422	1,371	4	2,789	2,677	4
Claim and claim adjustment expenses	1,272	1,128	(13)	2,443	2,274	(7)
Acquisition expenses	265	265	—	555	535	(4)
Underwriting expenses	207	223	7	417	434	4
Policyholders' dividends	2	3	33	4	3	(33)
Underwriting income (loss)	(324)	(248)	(31)	(630)	(569)	(11)
Net investment income	463	487	(5)	895	915	(2)
Other income (loss)	80	2	N/M	85	8	N/M
Income tax (expense) benefit	(12)	(34)	65	(15)	(48)	69
Net realized gains (losses)	(49)	21	N/M	(35)	52	(167)
Net income (loss)	$158	$228	(31)%	$300	$358	(16)%

Financial Ratios
Loss and LAE	89.5%	82.3%		87.6%	84.9%
Acquisition expense	17.3	16.9		17.4	17.1
Underwriting expense	13.4	14.2		13.1	13.8
Expense	30.7	31.1		30.5	30.9
Dividend	0.2	0.2		0.1	0.1
Combined ratio	120.4%	113.6%		118.2%	115.9%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) June 30, 2013	December 31, 2012
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$10,187	$9,998
Life Company
Statutory surplus	$582	$556

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the life company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2013 YTD Evaluated at 6/30/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 6/30/13
Gross Accident Year	58.7%	59.7%	58.8%
Impact of Reinsurance	8.2	8.6	9.5
Net Accident Year	66.9	68.3	68.3%
Impact of Development and Other (1)	(4.5)	(5.1)
Net Calendar Year	62.4%	63.2%

	CNA Commercial
	2013 YTD Evaluated at 6/30/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 6/30/13
Gross Accident Year	70.6%	77.6%	77.7%
Impact of Reinsurance	2.5	1.9	1.6
Net Accident Year	73.1	79.5	79.3%
Impact of Development and Other (1)	1.0	(1.6)
Net Calendar Year	74.1%	77.9%

	Hardy (2)
	2013 YTD Evaluated at 6/30/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 6/30/13
Gross Accident Year	40.7%	76.6%	66.3%
Impact of Reinsurance	0.8	(12.3)	(2.3)
Net Accident Year	41.5	64.3	64.0%
Impact of Development and Other (1)	10.0	(4.0)
Net Calendar Year	51.5%	60.3%

	P&C Operations
	2013 YTD Evaluated at 6/30/13	2012 FY Evaluated at 12/31/12	2012 FY Evaluated at 6/30/13
Gross Accident Year	62.5%	67.4%	66.7%
Impact of Reinsurance	6.4	6.7	7.3
Net Accident Year	68.9	74.1	74.0%
Impact of Development and Other (1)	(1.0)	(3.3)
Net Calendar Year	67.9%	70.8%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
(2) Reflects premiums and losses since date of acquisition.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

June 30, 2013
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,773	$7,123	$—	$—
Payout annuities	628	1,997	—	—
Institutional markets	1	12	75	247
Other	42	4	—	—
Total	$2,444	$9,136	$75	$247
The reserve amounts above are net of $1,257 million of ceded reserves and exclude $110 million of claim and claim adjustment expenses and $906 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).

December 31, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,683	$6,879	$—	$—
Payout annuities	637	2,008	—	—
Institutional markets	1	12	100	312
Other	45	4	—	—
Total	$2,366	$8,903	$100	$312
The reserve amounts above are net of $1,272 million of ceded reserves and exclude $162 million of claim and claim adjustment expenses and $1,812 million of future policy benefits relating to Shadow Adjustments.